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
DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Warren J. Olsen                             VICE PRESIDENT
DIRECTOR AND PRESIDENT                      Valerie Y. Lewis
  Principal, Morgan Stanley Asset           SECRETARY
  Management Inc. and Morgan Stanley & Co.  Karl O. Hartmann
  Incorporated                              ASSISTANT SECRETARY
John D. Barrett II                          James R. Rooney
Chairman and Director,                      TREASURER
Barrett Associates, Inc.                    Joanna M. Haigney
Gerard E. Jones                             ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             VALUE EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities will outperform the market over the long-term, and can be expected to preserve principal in a difficult market environment.

Key aspects of our philosophy are as follows:

    Reversion to mean valuation levels (return to the long term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and an above average dividend yield.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

    Investment decisions are based on research undertaken by the Morgan Stanley Asset Management/ Chicago investment team.
PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                            --------------------------------------------------
                                                    AVERAGE
                                          ONE       ANNUAL     AVERAGE ANNUAL
                               YTD       YEAR     FIVE YEARS   SINCE INCEPTION
                            ---------  ---------  -----------  ---------------
PORTFOLIO--CLASS A........       2.09%     15.83%      15.55%         12.81%
PORTFOLIO--CLASS B(3).....       1.87      15.45          NA          16.40
S&P 500...................       2.69      19.84       16.41          15.56
INDATA EQUITY-MEDIAN......       0.42      15.37        9.94          14.41

1. The S&P 500 Stock Index and the Indata Equity-Median Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 8% cash and 92% equity based on $440.5 billion in assets among 1,254 portfolios for the period ended March 31, 1997.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the three months ended March 31, 1997, the Portfolio had a total return of 2.09% for the Class A shares and 1.87% for the Class B shares, as compared to a total return of 2.69% for the S&P 500 Index and 0.42% for the Indata Equity-Median Index. The average annual total return for the one year and five-year periods ended March 31, 1997 and for the period from inception on January 31, 1990 through March 31, 1997 was 15.83%, 15.55% and 12.81%, respectively, for the Class A shares as compared to 19.84%, 16.41% and 15.56%, respectively, for the S&P 500 Index and 15.37%, 9.94% and 14.41%, respectively, for the Indata Equity-Median Index. According to Lipper Mutual Funds Quarterly, the average equity-income mutual fund (value-style fund) had a return of 1.68% in the quarter ended March 31, 1997, while the average general equity fund declined -1.98%.

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500 Index:

                                       PRICE-EARNINGS     PRICE-TO-BOOK
                                       ---------------  -----------------
VALUE EQUITY PORTFOLIO...............          15.1X              2.6X
S&P 500..............................          19.7X              4.9X

After having a very strong January, driven by favorable earnings reports, solid mutual fund inflows, and benign interest rates, the market weakened considerably in February and March. The broad-based S&P 500 and the Dow Jones Industrial Average peaked in mid-February and mid-March, respectively, both finishing the quarter down 7% from their first quarter highs. The Nasdaq Composite, dominated by technology stocks, began to weaken earlier than the broader market, and ended the quarter down 12% from its January high. As the economy continued its advance from the fourth quarter of 1996, investors focused on the possibility of interest rate increases. Public comments made by the Fed Chairman added to these fears, which were confirmed by the .25% increase in the Federal funds rate made in late March.

Within this environment, large-cap stocks continued to outperform small-cap stocks and growth stocks outperformed value stocks. The larger-cap S&P 500 returned 2.6% while the S&P small cap index returned -5.57%. The S&P/Barron Growth Index returned 3.5% while the S&P/Barron Value Index returned 1.7%.

During the quarter, the best performing sectors in the Portfolio were health care, up 12%, services and growth, up 10%, and technology, also up 10%. Underperforming sectors for the quarter included transportation, down 6%, paper and forest products, down 5%, and utilities and consumer durables, both down 4%. The best performing stocks in the quarter were Texas Instruments, up 18%, Sprint, up 14%, Bausch & Lomb, also up 14%, Harris Corp., up 13%, and Ogden, also up 13%. Stocks providing the biggest disappointment included Texas Utilities, down 15%, AT&T, also down 15%, Apple Computer, down 13%, and Willamette Industries, down 10%.

Changes made to the Portfolio during the quarter included decreasing the exposure to consumer staples by selling the final position in American Brands. We added to the energy sector with Occidental Petroleum. Occidental, one of the more efficient oil and gas exploration and production companies, is in the process of transforming its business mix, has reduced debt and cut costs, and is attractive on a valuation basis. We established a partial position in Olin, a chemical company that is also restructuring its businesses, selling assets, paying down debt and generating cash for additional value-added actions. Finally, we increased exposure to the retail sector by purchasing Wal-Mart. Wal-Mart began generating positive free cash flow in 1996 and recently announced a 30% dividend increase and a stock buyback program. Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (98.7%)
  AEROSPACE (1.1%)
         14,700    United Technologies Corp.            $   1,106
                                                        ---------
  BANKING (14.5%)
         16,950    BankAmerica Corp.                        1,708
         24,600    Bankers Trust (New York) Corp.           2,017
         26,100    Bank of Boston Corp.                     1,749
         25,200    Chase Manhattan Corp.                    2,359
         43,400    First of America Bank Corp.              2,593
         33,350    Mellon Bank Corp.                        2,426
         56,900    PNC Bank Corp.                           2,276
                                                        ---------
                                                           15,128
                                                        ---------
  CAPITAL GOODS (2.2%)
         52,300    Deere & Co.                              2,275
                                                        ---------
  CHEMICALS (2.4%)
         39,175    Eastman Chemical Co.                     2,106
         10,400    Olin Corp.                                 413
                                                        ---------
                                                            2,519
                                                        ---------
  COMMUNICATIONS (7.0%)
         84,600    AT&T Corp.                               2,940
         48,700    Sprint Corp.                             2,216
         65,000    U.S. West, Inc.                          2,210
                                                        ---------
                                                            7,366
                                                        ---------
  CONSUMER-DURABLES (3.4%)
         61,300    Chrysler Corp.                           1,839
         31,100    General Motors Corp.                     1,722
                                                        ---------
                                                            3,561
                                                        ---------
  CONSUMER-RETAIL (6.5%)
         56,700    J.C. Penney Co., Inc.                    2,700
         41,800    Wal-Mart Stores, Inc.                    1,165
        127,300    Woolworth Corp.                          2,976
                                                        ---------
                                                            6,841
                                                        ---------
  CONSUMER-SERVICE & GROWTH (3.6%)
         12,900    Eastman Kodak Co.                          979
        130,000    Ogden Corp.                              2,746
                                                        ---------
                                                            3,725
                                                        ---------
  CONSUMER-STAPLES (8.0%)
        136,500    Fleming Cos., Inc.                       2,389
         26,600    Philip Morris Cos., Inc.                 3,036
         93,000    RJR Nabisco Holdings Corp.               2,999
                                                        ---------
                                                            8,424
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  ENERGY (9.7%)
         53,700    Ashland, Inc.                        $   2,161
         23,000    Atlantic Richfield Co.                   3,105
         17,000    Exxon Corp.                              1,832
         15,400    Mobil Corp.                              2,012
         42,800    Occidental Petroleum Corp.               1,054
                                                        ---------
                                                           10,164
                                                        ---------
  ELECTRIC (0.4%)
         13,562    Energy Group plc ADR                       436
                                                        ---------
  FINANCIAL-DIVERSIFIED (2.9%)
         31,550    Student Loan Marketing Association       3,005
                                                        ---------
  HEALTH CARE (4.0%)
         64,100    Bausch & Lomb, Inc.                      2,532
         38,700    Baxter International, Inc.               1,669
                                                        ---------
                                                            4,201
                                                        ---------
  INDUSTRIAL (3.1%)
         13,562    Hanson plc ADR                             309
         45,100    Rockwell International Corp.             2,926
                                                        ---------
                                                            3,235
                                                        ---------
  INSURANCE (6.1%)
         53,700    American General Corp.                   2,188
         41,100    Lincoln National Corp.                   2,199
         31,600    St. Paul Cos., Inc.                      2,050
                                                        ---------
                                                            6,437
                                                        ---------
  METALS (0.9%)
         12,500    Phelps Dodge Corp.                         914
                                                        ---------
  PAPER & PACKAGING (4.2%)
        105,800    Louisiana-Pacific Corp.                  2,195
         35,400    Willamette Industries, Inc.              2,213
                                                        ---------
                                                            4,408
                                                        ---------
  SERVICES (1.4%)
         28,400    McGraw-Hill Cos., Inc.                   1,452
                                                        ---------
  TECHNOLOGY (5.4%)
         33,800    Apple Computer, Inc.                       617
         39,900    Harris Corp.                             3,067
         25,689    Texas Instruments, Inc.                  1,923
                                                        ---------
                                                            5,607
                                                        ---------
  TRANSPORTATION (3.2%)
         17,200    AMR Corp.                                1,419

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  TRANSPORTATION (CONTINUED)
         64,700    Ryder System, Inc.                   $   1,892
                                                        ---------
                                                            3,311
                                                        ---------
  UTILITIES (8.7%)
         75,000    GPU, Inc.                                2,409
         61,700    NIPSCO Industries, Inc.                  2,422
         72,800    Pinnacle West Capital Corp.              2,193
         60,400    Texas Utilities Co.                      2,069
                                                        ---------
                                                            9,093
                                                        ---------
TOTAL COMMON STOCKS (Cost $87,990)                        103,208
                                                        ---------
TOTAL INVESTMENTS (98.7%) (Cost $87,990)                  103,208
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.3%)
  Other Assets                                              1,990
  Liabilities                                                (603)
                                                        ---------
                                                            1,387
                                                        ---------
NET ASSETS (100%)                                       $ 104,595
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $102,872
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,252,895 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $14.18
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $1,723
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 121,832 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $14.15
                                                        ---------
                                                        ---------

----------------------------------
ADR -- American Depositary Receipt